EXHIBIT 10.11


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     "***"   indicates   that   material   has  been  deleted  to  maintain  the
confidentiality of business terms.


                             IRU CAPACITY AGREEMENT

               This IRU Capacity Agreement (the "Agreement") is entered into as of December 29, 1998 (the "Effective Date") between AT&T Corp. ("AT&T"), a New York corporation with offices at 295 North Maple Avenue, Basking Ridge, New Jersey 07920, and Tel-Save, Inc. ("Tel-Save"), a Pennsylvania corporation with offices at 6805 Route 202, New Hope, Pennsylvania 18938.

                                   BACKGROUND

          This Agreement is made with reference to the following facts:

          A. AT&T operates a fiber optic communications system (as such system exists now, and as it is modified from time to time, the "AT&T Network").

          B. AT&T desires to provide, and Tel-Save desires to obtain, an indefeasible right to use optical fibers and dedicated circuit capacity derived with network electronics and circuit electronics on the AT&T Network.

                               TERMS OF AGREEMENT

          1    Definitions

               1.1 "Tel-Save Backbone Network" shall mean, at any date, the Tel-Save Routes as of that date.

               1.2 "Capacity" shall mean the DS-3 Capacity on the Tel-Save Backbone Network, including both (a) the circuit capacity, as measured in terms of transmission and (b) a portion of the relevant fiber strands necessary to transport such capacity.

               1.3  "DS-3  Capacity"  shall  mean  DS-3  transmission   capacity
between AT&T Central Offices, meeting the specifications set forth in AT&T's Technical Reference 54014 and its addenda, as revised from time to time.

               1.4 "DS-3 Electronics" shall mean the technology and components that enable DS-3 testing, multiplexing, and transmission, meeting the specifications set forth in AT&T's Technical Reference 54014 and its addenda, as revised from time to time.

               1.5 "Indefeasible Right to Use" or "IRU" shall mean the exclusive, unrestricted, and indefeasible right to use the relevant Capacity for any legal purpose. The granting of such IRU does not convey title or legal ownership of any fibers or equipment on the AT&T Network. Notwithstanding the occurrence of a breach by the receiving party of any legal duty or obligation imposed by any contract, by the law of torts (including simple or gross negligence, strict liability or willful misconduct), or by federal or state laws, rules, regulations, orders, standards or ordinances, during the Term, the granting party shall have no right to revoke or restrict in any manner or to any degree whatsoever, through injunctive relief or otherwise, the use of the IRU granted to the receiving party. The parties mutually understand and agree that any such breach shall be compensable, if at all, by a remedy at law and not at equity.


                            AT&T/Tel-Save Proprietary
                      Subject to non-disclosure obligations


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               1.6  "Specifications"  shall mean, the service specifications set forth in AT&T Technical Reference 54014, as revised from time to time.

               1.7 "Tel-Save Routes" shall mean the routes between AT&T Central Offices over which Tel-Save obtains rights to use capacity under this Agreement, including the routes listed in Attachment A.

               1.8 "Total Interruption" means any situation in which Tel-Save suffers a total loss of connectivity in one or more Tel-Save Routes, lasting two or more hours, which loss is not caused by Tel-Save, and that does not occur within or as a result of equipment connections that Tel-Save provides.

          2. Indefeasible Right to Use. AT&T hereby grants to Tel-Save for the Term of this Agreement an IRU in the Capacity, contingent upon timely receipt of payment as specified in Section 5 of this Agreement.

          3. Term. This Agreement is binding on the parties as of the Effective Date and, subject to the termination provisions of this Agreement, shall remain in effect until December 31, 2023 (such period is referred to as the "Term").

          4. Implementation. AT&T and Tel-Save shall work together, in good faith, to develop a mutually agreeable implementation schedule for furnishing the Capacity and associated DS-3 Electronics, and the parties agree to work together, in good faith, in the future to develop necessary implementation schedules, as appropriate.

          5. Payment. In consideration for the IRU granted hereunder in the Capacity, Tel-Save shall pay an IRU Fee to AT&T of $11,652,512.26, to be paid on or before March 1, 1999.

          6. Testing. Prior to making any Capacity available to Tel-Save under this Agreement, AT&T shall test the Capacity on a route-specific basis to ensure that the Capacity is in conformity with the Specifications. If any testing establishes that the Capacity does not conform to the Specifications, AT&T promptly shall correct such nonconformity and conduct additional testing prior to making the Capacity available to Tel-Save.

          7. Outage Credits. In the event of a Total Interruption in a specific Tel-Save Route that is due to circumstances within AT&T's reasonable control (fiber cuts shall not be deemed to be within AT&T's reasonable control), Tel-Save shall be entitled to an outage credit. For each two hour period of such a Total Interruption, Tel-Save shall receive an outage credit at a rate of $20.00 for each such period of a Total Interruption for each Tel-Save Route where the Total Interruption occurs. The duration of such a Total Interruption will be measured from the time of notice to AT&T's network control center that a Total Interruption has occurred to the time of restoration of the Service. No credit will be provided for any scheduled interruption. An outage credit will be applied against other amounts due to AT&T from Tel-Save, or, to the extent such sums are not due to AT&T, provided as a refund.

          8. Chronic Failure. If there shall occur, within any period of 12 consecutive months, more than four Total Interruptions caused by factors within AT&T's reasonable control,


                            AT&T/Tel-Save Proprietary
                      Subject to non-disclosure obligations


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AT&T  will  demonstrate  to  Tel-Save  actions  taken  by  AT&T to  reduce  such
Interruptions. If there shall occur more than two additional Total Interruptions due to factors within AT&T's reasonable control within the subsequent three month period, this shall be deemed a Chronic Failure for purposes of this Agreement.

          9. Interference. In the event that AT&T believes in good faith that Tel-Save's use of the Tel-Save Backbone Network is interfering unreasonably with the use of AT&T service by others or the operation of the AT&T Network, AT&T may immediately restrict or suspend the Capacity, without liability on the part of AT&T, and then notify Tel-Save of the action that AT&T has taken and the reason for such action. For purposes of the foregoing sentence, the normal usage by Tel-Save of all or any part of the Capacity shall be deemed to be reasonable. To the extent doing so does not interfere with its ability to prevent such interference, AT&T will attempt to limit any restriction or suspension under this Section to the Capacity that are causing such interference.

         10. Relocation. Unless the circumstances make such notice impracticable, AT&T shall give Tel-Save at least 90 days prior written notice of any scheduled relocation of any portion of the Tel-Save Backbone Network, and as much advance notice as possible of any unscheduled relocation. AT&T shall have the right to direct any relocation of any portion of the Tel-Save Backbone Network, including but not limited to the right to determine the extent and timing of, and the methods to be used for, such relocation; provided, however, that unless otherwise agreed, any such relocation: (i) shall be constructed and tested in accordance with the Specifications, and (ii) shall not result in any Interruption in excess of two hours or degradation of the Capacity. In the event an AT&T Central Office is relocated or replaced by a new site, AT&T shall relocate the applicable Tel-Save Capacity. Any such relocation shall be undertaken at no cost to Tel-Save, except in cases where relocation is accompanied by additions or other work to benefit Tel-Save and for which Tel-Save agrees in writing to pay.

         11. Use of the Capacity and Restriction on Resale. Tel-Save may use the Capacity for any lawful purpose and Tel-Save represents and warrants that its use of the Capacity and its offering of services using the Tel-Save Backbone Network will comply with all applicable government codes, ordinances, laws, rules, regulations and/or restrictions. Tel-Save may sell, trade, exchange or otherwise make available to any person or entity any service provided over the Tel-Save Backbone Network.





                            AT&T/Tel-Save Proprietary
                      Subject to non-disclosure obligations


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         12.   Limitation of Liability.  AT&T'S LIABILITY, IF ANY, FOR ANY CLAIM
OR SUIT BY TEL-SAVE OR ITS AFFILIATES, FOR DAMAGES ASSOCIATED WITH THE INSTALLATION, PROVISION, TERMINATION, MAINTENANCE, REPAIR OR RESTORATION OF ANY OF THE CAPACITY SHALL NOT EXCEED AN AMOUNT EQUAL TO THE PRORATED PORTION OF CHARGES FOR THE AFFECTED CAPACITY FOR THE PERIOD DURING WHICH THAT CAPACITY WAS AFFECTED. IN NO EVENT SHALL AT&T OR TEL-SAVE BE LIABLE IN CONNECTION WITH THE
PROVISION,   USE  OR  RESALE  OF  THE   CAPACITY   FOR   INDIRECT,   INCIDENTAL,
CONSEQUENTIAL, RELIANCE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS OR DIMINISHED BUSINESS VALUE, REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, INDEMNITY WARRANTY, STRICT LIABILITY OR TORT, INCLUDING WITHOUT LIMITATION NEGLIGENCE OF ANY KIND WHETHER ACTIVE OR PASSIVE, PROVIDED
THAT: (A) NOTHING IN THIS SECTION SHALL LIMIT THE PARTIES' RESPECTIVE RIGHTS AND
OBLIGATIONS  UNDER  SECTION  7.2   ("INDEMNIFICATION")  OF  THE  MASTER  CARRIER
AGREEMENT ENTERED INTO BETWEEN TEL-SAVE AND AT&T ON APRIL 22,. 1998 (THE "MCA");
(B) THE LIMITATIONS OF LIABILITY DESCRIBED IN THIS SECTION SHALL NOT RENDER INAPPLICABLE ANY CHARGES OR OTHER LIABILITIES FOR WHICH A PARTICULAR AMOUNT,
FORMULA OR OTHER METHOD OF CALCULATION IS SPECIFICALLY PROVIDED IN THIS AGREEMENT; AND (C) NOTHING IN THIS AGREEMENT SHALL LIMIT EITHER PARTY'S LIABILITY IN TORT FOR (1) THAT PARTY'S WILLFUL OR INTENTIONAL MISCONDUCT OR (2) DAMAGES TO INDIVIDUALS OR THEIR ESTATES FOR BODILY INJURY OR DEATH PROXIMATELY CAUSED BY THAT PARTY'S NEGLIGENCE.

         13.   Termination.

               13.1 Upon the expiration of the Term of this Agreement, use of the Capacity shall terminate and Tel-Save shall owe AT&T no additional consideration.

               13.2 In the event Tel-Save abandons or otherwise relinquishes use of any of the Capacity subsequent to the start of the term ("Abandonment") and notifies AT&T of that Abandonment, Tel-Save shall be entitled to a reuse credit dependent on the time of Notice as follows: (1) Abandonment during years one through three of the Term, an amount equal to 1/10th of 1% of the pro-rata IRU fee regarding the abandoned facilities for each remaining month of the of the Term of the Commitment; (2) Abandonment during years four through six of the Term, an amount equal to 1/12th of 1% of the pro-rata IRU fee regarding the abandoned facilities for each remaining month of the of the Term of the Commitment; (3) Abandonment during years seven through ten of the Term, an amount equal to 1/15th of 1% of the pro-rata IRU fee regarding the abandoned facilities for each remaining month of the of the Term of the Commitment; (4) Abandonment during years eleven through fifteen of the Term, an amount equal to 1/18th of 1% of the pro-rata IRU fee regarding the abandoned facilities for each remaining month of the of the Term of the Commitment; (5) Abandonment during years sixteen through twenty of the Term, an amount equal to 1/36th of 1% of the pro-rata IRU fee regarding the abandoned facilities for each remaining month of the of the Term of the Commitment; and (6) Abandonment during years twenty-one through twenty-five of the Term, an amount equal to 1/72nd of 1% of the pro-rata IRU fee regarding the abandoned facilities for each remaining month of the of the Term of the Commitment. Upon notice of Abandonment, AT&T shall be entitled to reuse the facilities for its own use or in the provision of capacity or services the others.



                            AT&T/Tel-Save Proprietary
                      Subject to non-disclosure obligations

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         14.   Default.

               14.1 AT&T has the right to terminate this Agreement upon thirty days' prior written Notice of Default in the event Tel-Save fails to make full and timely payment of the IRU Fee as specified in Section 5. In the event of such termination, AT&T shall be entitled not only to revoke the IRU granted, which is contingent upon timely payment of the IRU Fee, but also to collect the sum of $500,000 as liquidated damages for the failure to pay the IRU Fee. In the event that AT&T is required to institute collection procedures, AT&T will also be entitled to the reasonable attorneys' fees necessary to effect collection of that amount.

               14.2 Tel-Save has the right to terminate this Agreement with regard to a specific Tel-Save Route upon thirty days' prior written Notice of Default in the event of a Chronic Failure (as defined in Section 8 of this Agreement) on that route. In the event of such termination, the IRU with respect to such Route shall be terminated and Tel-Save shall be entitled (in addition to any outage credits specified in Section 7 above) to liquidated damages in the amount of the pro-rata share of the IRU that the remaining term of the specific Tel-Save Route represents. In the event that Tel-Save is required to institute collection procedures, Tel-Save will also be entitled to the reasonable attorneys' fees necessary to effect collection of that amount.

          15. Incorporation of Terms by Reference. The following provisions of the MCA are incorporated by reference and made part of this Agreement as if fully set forth. As used in these provisions as incorporated, the term "Agreement" shall be read as a reference to this Agreement, the term "Services" shall be read as a reference to Capacity under this Agreement, and the capitalized terms used shall have the meanings set forth in the MCA.

           Indemnification. (ss.7.2.)
           Force Majeure. (ss.7.3.)
           Limitation of Actions. (ss.7.4.)
           Disclaimer of Warranties. (ss.7.5.)
           Exclusive Remedies (ss.7.6.)
           Restrictions Against Use of Name and Brand Identification. (ss.8.1.) Inconsistent Use (ss.8.2.)
           No Patent or Software License. (ss.8.3.)
           Taxes to be Billed by AT&T. (ss.9.1.)
           Taxes Not To be Billed by AT&T. (ss.9.2.)
           Gross Receipts Tax. (ss.9.3.)
           Confidential Information. (ss.11.1.)
           Protection of Confidentiality. (ss.11.2.)
           Disclosure to or by Affiliates or Subcontractors. (ss.11.3.)
           Return or Destruction of Confidential Information. (ss.11.4.) Disclosure to Consultants. (ss.11.5.)
           Required Disclosure. (ss.11.6.)
           Injunctive Remedy. (ss.11.7.)
           Assignment. (ss.13.3.)
           Third-Party Beneficiaries; Affiliates. (ss.13.4.)
           Relationship of the Parties. (ss.13.5.)
           Acknowledgment of Right to Compete. (ss.13.6.)


                            AT&T/Tel-Save Proprietary
                      Subject to non-disclosure obligations

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           Network Equipment. (ss.13.7.)
           Removal of Property. (ss.13.8.)
           Notices. (ss.13.9.)
           Compliance with Laws. (ss.13.11.)
           Export Regulation Compliance. (ss.13.12.)
           Choice of Law. (ss.13.13.)
           Severability. (ss.13.14.)
           Construction. (ss.13.16.)
           Descriptive Headings. (ss.13.17.)
           Survival of Terms. (ss.13.18.)
           Modification And Waiver. (ss.13.19.)
           Execution in Counterparts (ss.13.21.)


         16. Entire Agreement; Amendment. This Agreement constitutes the entire and final agreement and understanding between the parties with respect to the subject matter hereof, the granting of IRU Capacity, and supersedes all prior agreements relating to the subject matter hereof, which are of no further force or effect. The Exhibits referred to herein are integral parts hereof and are hereby made a part of this Agreement. This Agreement may only be modified or supplemented by an instrument in writing executed by a duly authorized representative of each party.

         IN WITNESS WHEREOF, in confirmation of their consent to the terms and conditions contained in this Agreement and intending to be legally bound thereby, the parties have executed this IRU Capacity Agreement on the dates shown below but effective for all purposes as of the Effective Date.

AT&T Corp.                                        Tel-Save, Inc.

By:                                               By:
   ------------------------                          ------------------------

Title:                                            Title:
      ---------------------                             ---------------------

Date:                                             Date:
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                            AT&T/Tel-Save Proprietary
                      Subject to non-disclosure obligations

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                                    EXHIBIT A

                      DS-3 CAPACITY CIRCUIT IDENTIFICATION



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                            AT&T/Tel-Save Proprietary
                      Subject to non-disclosure obligations